File Nos. 2-60067 and 811-2781

   As filed with the Securities and Exchange Commission on December 29, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                      Pre-Effective Amendment No. _______

                      Post-Effective Amendment No. 34                      [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                      Amendment No. 35                                     [X]


                              TEMPLETON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

              500 EAST BROWARD BLVD., FT. LAUDERDALE, FLORIDA 33394
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 527-7500
              (Registrant's Telephone Number, Including Area Code)

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b) of rule 485

         [X] on JANUARY 1, 2001 (pursuant to paragraph (b) of rule 485
                ----------------

         [ ] 60 days after filing pursuant to paragraph (a)(1) of rule 485

         [ ] on (date) pursuant to paragraph (a)(1) of rule 485

         [ ] 75 days after filing pursuant to paragraph (a)(2) of rule 485

         [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                                     PART A
                              TEMPLETON WORLD FUND
                            CLASS A, B & C PROSPECTUS




Prospectus

TEMPLETON WORLD FUND

TEMPLETON FUNDS, INC.

CLASS A, B & C

INVESTMENT STRATEGY
      GLOBAL GROWTH


JANUARY 1, 2001











[Insert Franklin Templeton Ben Head]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 4  Main Risks

 7  Performance

 9  Fees and Expenses

11  Management

12  Distributions and Taxes

13  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

15  Choosing a Share Class

20  Buying Shares

23  Investor Services

27  Selling Shares

29  Account Policies

32  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover



THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

[Begin callout]
The Fund invests primarily in a globally diversified portfolio of equity securities.
[End callout]

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[Begin callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

LIQUIDITY The Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-15.90% 29.77% 3.25% 33.60% 0.88% 21.55% 21.45% 19.23% 6.01% 28.12%
90      91     92    93     94    95     96     97     98    99

                                     YEAR

[Begin callout]
BEST
QUARTER:
Q4 '98
15.26%

WORST
QUARTER:
Q3 '90
-17.80%
[End callout]

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was -2.73% for Class A.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Templeton World Fund - Class  20.77%      17.65%     13.09%
A/2
MSCI World Index/3            25.34%      20.25%     11.96%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (1/1/99)
----------------------------------------------------------------
Templeton World Fund - Class  23.15%      23.15%
B/2
MSCI World Index/3            25.34%      25.34%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Templeton World Fund - Class  24.88%      17.25%
C/2
MSCI World Index/3            25.34%      19.74%

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International(MSCI) World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None/1       4.00%2   0.99%3
(load)

Please see "Choosing a Share Class" on page 15 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------
Management fees                          0.61%    0.61%     0.61%
Distribution and service
(12b-1) fees                             0.25%    1.00%     1.00%
Other expenses                           0.21%    0.21%     0.21%
                                         ---------------------------
Total annual Fund operating expenses     1.07%    1.82%     1.82%
                                         ---------------------------

1. Except for investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $678/1    $896     $1,131    $1,806
CLASS B                        $585      $873     $1,185    $1,940/2
CLASS C                        $382      $667     $1,075    $2,216
If you do not sell your
shares:
CLASS B                        $185      $573     $  985    $1,940/2
CLASS C                        $283      $667     $1,075    $2,216

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $229 billion in assets.

The Fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

The following individuals have secondary portfolio management responsibilities:

JOHN CRONE, PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Crone has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1995.

MURDO MURCHISON CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1993.

The Fund pays Global Advisors a fee for managing the Fund's assets and making its investment decisions. For the fiscal year ended August 31, 2000, the Fund paid 0.61% of its average daily net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
BACKUP WITHHOLDING

By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

  o provide your correct social security or taxpayer identification number,
  o certify that this number is correct, and
  o certify that you are not subject to backup withholding.

The Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. The information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 1999 and 2000, and by other auditors for the fiscal years before 1999.

CLASS A                                 YEAR ENDED AUGUST 31,
----------------------------------------------------------------------
                                2000    1999/1    1998    1997   1996
----------------------------------------------------------------------
PER SHARE DATA ($)2
Net asset value, beginning of     18.14  15.45    19.66  16.21  16.76
year
                                --------------------------------------
 Net investment income              .27    .33      .42    .45    .41
 Net realized and unrealized       1.93   4.10   (1.59)   4.47   1.29
 gains (losses)
                                --------------------------------------
Total from investment              2.20   4.43   (1.17)   4.92   1.70
operations
                                --------------------------------------
 Distributions from net           (.38)  (.36)    (.44)  (.43)  (.37)
investment
 income
 Distributions from net          (1.09) (1.38)   (2.60) (1.04) (1.88)
realized
 gains
                                --------------------------------------
Total distributions              (1.47) (1.74)   (3.04) (1.47) (2.25)
                                --------------------------------------
Net asset value, end of year      18.87  18.14    15.45  19.66  16.21
                                ======================================
Total return (%)/3                13.59  31.42   (7.80)  32.70  11.73

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1    9,515  9,116    7,852  8,650  6,483
million)
Ratios to average net assets:
(%)
 Expenses                          1.07   1.04     1.04   1.03   1.03
 Net investment income             1.52   1.99     2.34   2.58   2.66
Portfolio turnover rate (%)       46.92  35.81    43.36  39.16  22.05

CLASS B/2
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     18.05  15.93
year
                                --------------------------------------
 Net investment income              .15    .15
 Net realized and unrealized       1.90   1.97
gains
                                --------------------------------------
Total from investment              2.05   2.12
operations
                                --------------------------------------
 Distributions from net           (.35)      -
investment
 income
 Distributions from net          (1.09)      -
realized
 gains
Total distributions              (1.44)      -
                                --------------------------------------
Net asset value, end of year      18.66  18.05
                                ======================================
Total return (%)/3                12.76  13.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     23,816  9,261
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.82   1.85/4
 Net investment income              .83   1.27/4
Portfolio turnover rate (%)       46.92  35.81

CLASS C                                 YEAR ENDED AUGUST 31,
----------------------------------------------------------------------
                                2000    1999   1998    1997    1996
----------------------------------------------------------------------
PER SHARE DATA ($)2
Net asset value, beginning of     17.71  15.16   19.39   16.04  16.71
year
                                --------------------------------------
 Net investment income              .14    .20     .33     .34    .45
 Net realized and unrealized       1.89   4.02  (1.61)    4.39   1.11
 gains (losses)
                                --------------------------------------
Total from investment              2.03   4.22  (1.28)    4.73   1.56
operations
                                --------------------------------------
 Distributions from net           (.22)  (.29)   (.35)   (.34)  (.35)
 investment income
 Distributions from net          (1.09) (1.38)  (2.60)  (1.04) (1.88)
 realized
 gains
                                --------------------------------------
Total distributions              (1.31) (1.67)  (2.95)  (1.38) (2.23)
                                --------------------------------------
Net asset value, end of year      18.43  17.71   15.16   19.39  16.04
                                ======================================
Total return (%)/3                12.77  30.39  (8.51)   31.61  10.88
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    423,614 417,439325,319 207,679 58,619
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.82   1.81    1.80    1.83   1.84
 Net investment income              .78   1.22    1.66    1.92   2.14
Portfolio turnover rate (%)       46.92  35.81   43.36   39.16  22.05

1. Effective date of Class B shares was January 1, 1999.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return does not include sales charges and is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C
-----------------------------------------------------------------------
o Initial sales charge  o No initial sales     o Initial sales charge
  of  5.75% or less       charge                 of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on shares
  purchases of $1         shares you sell        you sell within 18
  million or more sold    within the first       months
  within 12 months        year, declining to 1%
                          within six years and
                          eliminated after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class B   expenses than Class A  expenses than Class A
  or C due to lower       (same as Class C) due  (same as Class B) due
  distribution fees       to higher              to higher distribution
                          distribution fees.     fees. No conversion to
                          Automatic conversion   Class A shares, so
                          to Class A shares      annual expenses do not
                          after eight years,     decrease.
                          reducing future
                          annual expenses.


SALES CHARGES - CLASS A


                                 THE SALES CHARGE
                                  MAKES UP THIS %       WHICH EQUALS THIS %
 WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING PRICE   OF YOUR NET INVESTMENT
-----------------------------------------------------------------------------
Under $50,000                           5.75              6.10

$50,000 but under $100,000              4.50              4.71
$100,000 but under $250,000             3.50              3.63
$250,000 but under $500,000             2.50              2.56
$500,000 but under $1                   2.00              2.04
million


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 18), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 17).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM
BUYING THEM                      YOUR PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 17). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                               THE SALES CHARGE
                                MAKES UP THIS %           WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING PRICE     OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                   1.00                        1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 25 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

            TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                     SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 23). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another       Before requesting a
of phone and       Franklin Templeton fund   telephone or online
computer]          account with your bank    purchase into an
                   account information on    existing account,
BY PHONE/ONLINE    file, you may open a new  please make sure we
                   account by phone. At      have your bank account
(Up to $100,000    this time, a new account  information on file. If
per shareholder    may not be opened online. we do not have this
per day)                                     information, you will
                   To make a same day        need to send written
1-800/632-2301     investment, your phone    instructions with your
                   order must be received    bank's name and
franklintempleton.cand accepted by us by     address, a voided check
                   1:00 p.m. Pacific time    or savings account
NOTE:  CERTAIN     or the close of the New   deposit slip, and a
ACCOUNTS ARE NOT   York Stock Exchange,      signature guarantee if
AVAILABLE FOR      whichever is earlier.     the bank and Fund
ONLINE ACCOUNT                               accounts do not have at
ACCESS                                       least one common owner.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to Templeton World Fund.  to Templeton World
of envelope]                                 Fund. Include your
                   Mail the check and your   account number on the
BY MAIL            signed application to     check.
                   Investor Services.
                                             Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two             Services at the number    Services at the number
arrows pointing in below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        You also may place an     send signed written
                   online exchange order.    instructions. You also
BY EXCHANGE        The TeleFACTS system      may place an online
                   cannot be used to open a  exchange order.
TeleFACTS(R)       new account.
1-800/247-1753                               (Please see page 25 for
(around-the-clock  (Please see page 25 for   information on
access)            information on            exchanges.)
                   exchanges.)
Our Website
franklintempleton.com
---------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton Funds or to register to view your accounts online. You may also register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Fund to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS.
You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 30).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of    Contact your investment representative
hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed share
envelope]             certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership
BY MAIL               or trust accounts may need to send additional
                      documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise according
                      to your written instructions.
----------------------------------------------------------------------
[Insert graphic of    As long as your transaction is for $100,000 or
phone and computer]   less, you do not hold share certificates and
                      you have not changed your address by phone or
BY PHONE/ONLINE       online within the last 15 days, you can sell
                      your shares by phone or online.
1-800/632-2301
                      A check will be mailed to the name(s) and
franklintempleton.com address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                      (Please see page 24 for more information.)
----------------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online to
three                 have redemption proceeds sent to a bank
lightning bolts]      account. See the policies above for selling
                      shares by mail, phone, or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)        Before requesting to have redemption proceeds
                      sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by
                      1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to
                      three business days.
----------------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you
two                   are considering.  Prospectuses are available
arrows pointing in    online at franklintempleton.com.
opposite directions]
                      Call Shareholder Services at the number below
BY EXCHANGE           or our automated TeleFACTS system, or send
                      signed written instructions. You also may
TeleFACTS(R)          place an exchange order online.  See the
1-800/247-1753        policies above for selling shares by mail,
(around-the-clock     phone, or online.
access)
                      If you hold share certificates, you will need
                      to return them to the Fund before your
                      exchange can be processed. (Please see page 25
                      for information on exchanges.)
----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You can also review these documents online at franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                             CLASS A     CLASS B     CLASS C
--------------------------------------------------------------
COMMISSION (%)                    -         4.00       2.00

Investment under $50,000        5.00          -         -
$50,000 but under $100,000      3.75          -         -
$100,000 but under $250,000     2.80          -         -
$250,000 but under $500,000     2.00          -         -
$500,000 but under $1           1.60          -         -
million
$1 million or more           up to 1.00/1      -         -
12B-1 FEE TO DEALER             0.25        0.25/2     1.00/3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753    (around-the-clock
(automated)                             access)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You can also view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.




Investment Company Act file #811-2781                         102 P 01/01








                                     PART A
                             TEMPLETON FORIEGN FUND
                           CLASS A, B & C PROSPECTUS




Prospectus

TEMPLETON FOREIGN FUND

TEMPLETON FUNDS, INC.

CLASS A, B & C

INVESTMENT STRATEGY
      GLOBAL GROWTH


January 1, 2001






















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 4  Main Risks

 7  Performance

 9  Fees and Expenses

11  Management

12  Distributions and Taxes

13  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

15  Choosing a Share Class

19  Buying Shares

22  Investor Services

26  Selling Shares

28  Account Policies

29  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the U.S., including emerging markets.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

[Begin callout]
The Fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

LIQUIDITY The Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-3.01%  18.25% 0.10%  36.82% 0.35%  11.15% 18.00%  6.65%  -4.89%  39.21%
90      91     92     93     94     95     96      97     98      99

                                     YEAR

[Begin callout]
BEST
QUARTER:
Q2 '99
15.60%

WORST
QUARTER:
Q3 '98
-17.24%
[End callout]

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was -8.82% for Class A.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                   1 YEAR    5 YEARS       10 YEARS
--------------------------------------------------------------------
Templeton Foreign Fund - Class A/2 31.23%    11.78%        10.65%
MSCI EAFE(R)Index/3                27.30%    13.15%         7.33%

                                             SINCE
                                            INCEPTION
                                   1 YEAR    (1/1/99)
--------------------------------------------------------------------
Templeton Foreign Fund - Class B/2 34.08%    34.08%
MSCI EAFE(R)Index/3                27.30%    27.30%

                                              SINCE
                                            INCEPTION
                                   1 YEAR    (5/1/95)
--------------------------------------------------------------------
Templeton Foreign Fund - Class C/2 35.78%    12.12%
MSCI EAFE(R)Index/3                27.30%    12.78%

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None/1       4.00%/2  0.99%/3
(load)

Please see "Choosing a Share Class" on page 15 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------
Management fees                          0.61%    0.61%     0.61%
Distribution and service
(12b-1) fees                             0.25%    1.00%     1.00%
Other expenses                           0.29%    0.29%     0.29%
                                         ---------------------------
Total annual Fund operating expenses     1.15%    1.90%     1.90%
                                         ---------------------------

1. Except for investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $685/1    $919     $1,172    $1,892
CLASS B                        $593      $897     $1,226    $2,027/2
CLASS C                        $390      $691     $1,116    $2,300
If you do not sell your
shares:
CLASS B                        $193      $597     $1,026    $2,027/2
CLASS C                        $291      $691     $1,116    $2,300

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $229 billion in assets.

The Fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1989.

The following individuals have secondary portfolio management responsibilities:

DALE A. WINNER CFA, Portfolio Manager of Global Advisors
Mr. Winner has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1995.

MURDO MURCHISON CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1993.

The Fund pays Global Advisors a fee for managing the Fund's assets and making its investment decisions. For the fiscal year ended August 31, 2000, the Fund paid 0.61% of its average daily net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
[Begin callout]
BACKUP WITHHOLDING

By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

  o provide your correct social security or taxpayer identification number,
  o certify that this number is correct, and
  o certify that you are not subject to backup withholding.

The Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. The information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 1999 and 2000, and by other auditors for the fiscal years before 1999.

CLASS A                             YEAR ENDED AUGUST 31,
----------------------------------------------------------------------
                                 2000   1999/1  1998    1997   1996
----------------------------------------------------------------------
PER SHARE DATA ($)/2
Net asset value, beginning of    10.49   8.43   11.40    9.97  9.62
year
                                 -------------------------------------
 Net investment income             .23    .27     .30     .32   .27
 Net realized and unrealized       .25   2.82   (2.11)   1.56   .69
gains (losses)
                                 -------------------------------------
Total from investment operations   .48   3.09   (1.81)   1.88   .96
                                 -------------------------------------
 Distributions from net           (.32)  (.26)   (.32)   (.28) (.25)
investment
 income
 Distributions from net realized  (.09)  (.77)   (.84)   (.17) (.36)
 gains
                                 -------------------------------------
Total distributions               (.41) (1.03)  (1.16)   (.45) (.61)
                                 -------------------------------------
Net asset value, end of year     10.56  10.49    8.43   11.40  9.97
                                 -------------------------------------
Total return (%)/3                4.79   40.36   (17.89) 19.55  10.68

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1   11,489 11,941  10,746  14,368 9,602
million)
Ratios to average net assets:
(%)
 Expenses                         1.15   1.13    1.12    1.08   1.12
 Net investment income            2.14   2.92    2.79    3.28   3.09
Portfolio turnover rate (%)      44.77  26.11   38.27   37.28  15.91

CLASS B
PER SHARE DATA ($)/2
Net asset value, beginning of    10.43   8.39
year
                                 ---------------
 Net investment income             .16    .14
 Net realized and unrealized       .23   1.90
gains
                                 ---------------
Total from investment operations   .39   2.04
                                 ---------------
 Distributions from net           (.30) -
investment
 income
 Distributions from net realized  (.09) -
 gains
                                 ---------------
Total distributions               (.39) -
                                 ---------------
Net asset value, end of year     10.43  10.43
                                 ---------------
Total return (%)/3                3.99  24.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     53,313 16,765
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.90   1.91/4
 Net investment income            1.54   2.14/4
Portfolio turnover rate (%)      44.77  26.11


CLASS C                                 YEAR ENDED AUGUST 31,
----------------------------------------------------------------------
                                 2000   1999    1998    1997   1996
----------------------------------------------------------------------
PER SHARE DATA ($)/2
Net asset value, beginning of    10.31   8.30    11.25   9.87   9.59
year
                                 -------------------------------------
 Net investment income             .14    .19      .22    .26    .30
 Net realized and unrealized       .25   2.79    (2.07)  1.52    .58
gains (losses)
                                 -------------------------------------
Total from investment operations   .39   2.98    (1.85)  1.78    .88
                                 -------------------------------------
 Distributions from net           (.22)  (.20)    (.26)  (.23)  (.24)
investment
 income
 Distributions from net realized  (.09)  (.77)    (.84)  (.17)  (.36)
 gains
                                 -------------------------------------
Total distributions               (.31)  (.97)   (1.10)  (.40)  (.60)
                                 -------------------------------------
Net asset value, end of year     10.39  10.31     8.30  11.25   9.87
                                 -------------------------------------
Total return (%)/3                3.94  39.45   (18.46) 18.65   9.78

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1   1,128  1,196   1,160   1,304  527
million)
Ratios to average net assets:
(%)
 Expenses                         1.90   1.88     1.87   1.83   1.87
 Net investment income            1.39   2.15     2.07   2.62   2.63
Portfolio turnover rate (%)      44.77  26.11    38.27  37.28  15.91

1. Effective date of Class B shares was January 1, 1999.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return does not include sales charges and is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C
-----------------------------------------------------------------------
o Initial sales charge  o No initial sales     o Initial sales charge
  of  5.75% or less       charge                 of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on shares
  purchases of $1         shares you sell        you sell within 18
  million or more sold    within the first       months
  within 12 months        year, declining to 1%
                          within six years and
                          eliminated after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class B   expenses than Class A  expenses than Class A
  or C due to lower       (same as Class C) due  (same as Class B) due
  distribution fees       to higher              to higher distribution
                          distribution fees.     fees. No conversion to
                          Automatic conversion   Class A shares, so
                          to Class A shares      annual expenses do not
                          after eight years,     decrease.
                          reducing future
                          annual expenses.

SALES CHARGES - CLASS A

                               THE SALES CHARGE
                                 MAKES UP THIS %      WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING PRICE  OF YOUR NET INVESTMENT

---------------------------------------------------------------------------
Under $50,000                        5.75              6.10
$50,000 but under $100,000           4.50              4.71
$100,000 but under $250,000          3.50              3.63
$250,000 but under $500,000          2.50              2.56
$500,000 but under $1                2.00              2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 18), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 17).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                               4
2 Years                              4
3 Years                              3
4 Years                              3
5 Years                              2
6 Years                              1
7 Years                              0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 17). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                               THE SALES CHARGE
                                MAKES UP THIS %           WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING PRICE      OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------

Under $1 million                    1.00                      1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 24 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

            To sign up for these programs, complete the appropriate
                     section of your account application.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 22). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                       OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your           Contact your
THROUGH YOUR           investment             investment
INVESTMENT             representative         representative
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of     If you have another    Before requesting a
phone and computer]    Franklin Templeton     telephone or online
                       fund account with      purchase into an
BY PHONE/ONLINE        your bank account      existing account,
                       information on file,   please make sure we
(Up to $100,000 per    you may open a new     have your bank account
shareholder per day)   account by phone. At   information on file.
                       this time, a new       If we do not have this
1-800/632-2301         account may not be     information, you will
                       opened online.         need to send written
franklintempleton.com                         instructions with your
                       To make a same day     bank's name and
NOTE:  CERTAIN         investment, your       address, a voided
ACCOUNTS ARE NOT       phone order must be    check or savings
AVAILABLE FOR ONLINE   received and accepted  account deposit slip,
ACCOUNT ACCESS         by us by 1:00 p.m.     and a signature
                       Pacific time or the    guarantee if the bank
                       close of the New York  and Fund accounts do
                       Stock Exchange,        not have at least one
                       whichever is earlier.  common owner.

                                              To make a same day
                                              investment, your phone
                                              or online order must
                                              be received and
                                              accepted by us by 1:00
                                              p.m. Pacific time or
                                              the close of the New
                                              York Stock Exchange,
                                              whichever is earlier.

----------------------------------------------------------------------
                       Make your check        Make your check
[Insert graphic of     payable to the         payable to the
envelope]              Templeton Foreign      Templeton Foreign
                       Fund.                  Fund. Include your
BY MAIL                                       account number on the
                       Mail the check and     check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the Fund
                                              name, and your
                                              account number.

                                              Mail the check and
                                              deposit slip or note
                                              to Investor Services.
----------------------------------------------------------------------
[Insert graphic of     Call  to receive a     Call to receive a wire
three lightning bolts] wire control number    control number and
                       and wire               wire instructions.
                       instructions.
                                              To make a same day
BY WIRE                Wire the funds and     wire investment,
                       mail your signed       please call us by 1:00
1-800/632-2301         application to         p.m. Pacific time and
(or 1-650/312-2000     Investor Services.     make sure your wire
collect)               Please include the     arrives by 3:00 p.m.
                       wire control number
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment,
                       please call us by
                       1:00 p.m. Pacific
                       time and make sure
                       your wire arrives by
                       3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of two Call Shareholder       Call Shareholder
arrows pointing in     Services at the        Services at the number
opposite directions]   number below, or send  below or our automated
                       signed written         TeleFACTS system, or
BY EXCHANGE            instructions.   You    send signed written
                       also may place an      instructions. You also
TeleFACTS(R)           online exchange        may place an online
1-800/247-1753         order. The TeleFACTS   exchange order.
(around-the-clock      system cannot be used
access)                to open a new account. (Please see page 24
                                              for information on
Our Website            (Please see page 24    exchanges.)
franklintempleton.com  for information on
                       exchanges.)

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with headset] INVESTOR SERVICES
                                        -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton Funds or to register to view your accounts online. You may also register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Fund to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS.
You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 29).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund who do not qualify to buy the Fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of    Contact your investment representative
hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------

[Insert graphic of    Send written instructions and endorsed share
envelope]             certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership
BY MAIL               or trust accounts may need to send additional
                      documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise according
                      to your written instructions.
----------------------------------------------------------------------
[Insert graphic of    As long as your transaction is for $100,000 or
phone and computer]   less, you do not hold share certificates and
                      you have not changed your address by phone or
BY PHONE/ONLINE       online within the last 15 days, you can sell
                      your shares by phone or online.
1-800/632-2301
                      A check will be mailed to the name(s) and
franklintempleton.com address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                      (Please see page 23 for more information.)
----------------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online to
three                 have redemption proceeds sent to a bank
lightning bolts]      account. See the policies above for selling
                      shares by mail, phone, or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)        Before requesting to have redemption proceeds
                      sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by
                      1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to
                      three business days.
----------------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you
two                   are considering.  Prospectuses are available
arrows pointing in    online at franklintempleton.com.
opposite directions]
                      Call Shareholder Services at the number below
BY EXCHANGE           or our automated TeleFACTS system, or send
                      signed written instructions. You also may
TeleFACTS(R)          place an exchange order online.  See the
1-800/247-1753        policies above for selling shares by mail,
(around-the-clock     phone, or online.
access)
                      If you hold share certificates, you will need
                      to return them to the Fund before your
                      exchange can be processed. (Please see page 24
                      for information on exchanges.)
----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You can also review these documents online at franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                             CLASS A     CLASS B     CLASS C
--------------------------------------------------------------
COMMISSION (%)                    -         4.00       2.00
Investment under $50,000        5.00          -         -
$50,000 but under $100,000      3.75          -         -
$100,000 but under $250,000     2.80          -         -
$250,000 but under $500,000     2.00          -         -
$500,000 but under $1           1.60          -         -
million
$1 million or more           up to 1.00/1     -         -
12B-1 FEE TO DEALER             0.25        0.25/2    1.00/3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753    (around-the-clock
(automated)                             access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You can also view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.




Investment Company Act file #811-2781                    104 P 01/01




                                     PART A
                             TEMPLETON FOREIGN FUND
                            ADVISOR CLASS PROSPECTUS





Prospectus

TEMPLETON FOREIGN FUND

Templeton Funds, Inc.

ADVISOR CLASS

INVESTMENT STRATEGY
      GLOBAL GROWTH



















JANUARY 1, 2001



[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 4  Main Risks

 7  Performance

 8  Fees and Expenses

 9  Management

10  Distributions and Taxes

11  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

12  Qualified Investors

13  Buying Shares

15  Investor Services

19  Selling Shares

21  Account Policies

23  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the U.S., including emerging markets.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the Fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

[Begin callout]
The Fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

LIQUIDITY The Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS1,2

[Insert bar graph]

-3.01% 18.25% 0.10%  36.82% 0.35%  11.15% 18.00%  6.99%  -4.77%  39.54%
90     91     92     93     94     95     96      97     98      99

                                     YEAR
[Begin callout]
BEST
QUARTER:
Q2 '99
15.71%

WORST
QUARTER:
Q3 '98
-17.22%
[End callout]

1. As of September 30, 2000, the Fund's year-to-date return was -8.74%.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                       1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------
Templeton Foreign Fund -  Advisor      39.54%    13.49%    11.49%
Class/2
MSCI EAFE(R)Index/3                    27.30%    13.15%     7.33%

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees                                       0.61%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.29%
                                              ----------------------
Total annual Fund operating expenses                  0.90%
                                              ======================

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $92      $287      $498    $1,108

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $229 billion in assets.

The Fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1989.

The following individuals have secondary portfolio management responsibilities:

DALE A. WINNER CFA, Portfolio Manager of Global Advisors
Mr. Winner has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1995.

MURDO MURCHISON CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1993.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended August 31, 2000, the Fund paid 0.61% of its average daily net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

  o provide your correct social security or taxpayer identification number,
  o certify that this number is correct, and
  o certify that you are not subject to backup withholding.

The Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. The information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 1999 and 2000, and by other auditors for the fiscal years before 1999.

                                               YEAR ENDED AUGUST 31,
                                               ---------------------
                                         2000   1999    1998    1997/1
------------------------------------------------------------------------
PER SHARE DATA ($)2
Net asset value, beginning of year       10.50    8.44   11.42    10.26
                                        --------------------------------
 Net investment income                     .26     .29     .33      .07
 Net realized and unrealized gains         .24    2.81  (2.12)     1.09
(losses)
                                        --------------------------------
Total from investment operations           .50    3.10  (1.79)     1.16
                                        --------------------------------
 Distributions from net investment       (.35)   (.27)   (.35)        -
income
 Distributions from net realized gains   (.09)   (.77)   (.84)        -
                                        --------------------------------
Total distributions                      (.44)  (1.04)  (1.19)        -
                                        --------------------------------
Net asset value, end of year             10.56   10.50    8.44    11.42
                                        ================================
Total return (%)/3                        5.03   40.65 (17.75)    11.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)     117,129 77,203  50,022  139,100
Ratios to average net assets: (%)
 Expenses                                  .90     .88     .87     .83/4
 Net investment income                    2.45    3.18    3.08    3.37/4
Portfolio turnover rate (%)              44.77   26.11   38.27    37.28

1. For the period January 1, 1997 (inception date) to August 31, 1997.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

o  Accounts managed by Franklin Templeton Investments. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 15). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
----------------------------------------------------------------------
                       OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of
hands shaking]

THROUGH YOUR           Contact your           Contact your
INVESTMENT             investment             investment
REPRESENTATIVE         representative         representative
----------------------------------------------------------------------
[Insert graphic of     If you have another    Before requesting a
phone and computer]    Franklin Templeton     telephone or online
                       fund account with      purchase into an
BY PHONE/ONLINE        your bank account      existing account,
                       information on file,   please make sure we
(Up to $100,000 per    you may open a new     have your bank account
shareholder per day)   account by phone. At   information on file.
                       this time, a new       If we do not have this
1-800/632-2301         account may not be     information, you will
                       opened online.         need to send written
franklintempleton.com                         instructions with your
                       To make a same day     bank's name and
NOTE:  CERTAIN         investment, your       address, a voided
ACCOUNTS ARE NOT       phone order must be    check or savings
AVAILABLE FOR ONLINE   received and accepted  account deposit slip,
ACCOUNT ACCESS         by us by 1:00 p.m.     and a signature
                       Pacific time or the    guarantee if the bank
                       close of the New York  and Fund accounts do
                       Stock Exchange,        not have at least one
                       whichever is earlier.  common owner.

                                              To make a same day
                                              investment, your phone
                                              or online order must
                                              be received and
                                              accepted by us by 1:00
                                              p.m. Pacific time or
                                              the close of the New
                                              York Stock Exchange,
                                              whichever is earlier.

----------------------------------------------------------------------
[Insert graphic of     Make your check        Make your check
envelope]              payable to Templeton   payable to Templeton
BY MAIL                Foreign Fund.          Foreign Fund. Include
                                              your account number on
                       Mail the check and     the check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the Fund
                                              name, and your account
                                              number.

                                              Mail the check and
                                              deposit slip or note
                                              to Investor Services.
----------------------------------------------------------------------
[Insert graphic of     Call to receive a      Call to receive a wire
three lightning bolts] wire control number    control number and
BY WIRE                and wire instructions. wire instructions.
1-800/632-2301
(or 1-650/312-2000     Wire the funds and     To make a same day
collect)               mail your signed       wire investment,
                       application to         please call us by 1:00
                       Investor Services.     p.m. Pacific time and
                       Please include the     make sure your wire
                       wire control number    arrives by 3:00 p.m.
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment,
                       please call us by
                       1:00 p.m. Pacific
                       time and make sure
                       your wire arrives by
                       3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of two Call Shareholder       Call Shareholder
arrows pointing in     Services at the        Services at the number
opposite directions]   number below, or send  below or send signed
                       signed written         written instructions.
BY EXCHANGE            instructions.   You    You also may place an
                       also may place an      online exchange order.
Our Website            online exchange
franklintempleton.com  order.                 (Please see page 17
                                              for information on
                       (Please see page 17    exchanges.)
                       for information on
                       exchanges.)
--------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton Funds or to register to view your accounts online. You may also register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Fund to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS.
You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 22).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
----------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of    Contact your investment representative
hands shaking]
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed share
envelope]             certificates (if you hold share certificates)
BY MAIL               to Investor Services. Corporate, partnership
                      or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise according
                      to your written instructions.
----------------------------------------------------------------------
[Insert graphic of    As long as your transaction is for $100,000 or
phone and computer]   less, you do not hold share certificates and
                      you have not changed your address by phone or
BY PHONE/ONLINE       online within the last 15 days, you can sell
                      your shares by phone or online.
1-800/632-2301
                      A check will be mailed to the name(s) and
franklintempleton.com address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                      (Please see page 15 for more information.)
----------------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online to
three                 have redemption proceeds sent to a bank
lightning bolts]      account. See the policies above for selling
                      shares by mail, phone, or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)        Before requesting to have redemption proceeds
                      sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by
                      1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to
                      three business days.
----------------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you
two                   are considering.  Prospectuses are available
arrows pointing in    online at franklintempleton.com.
opposite directions]
                      Call Shareholder Services at the number below
BY EXCHANGE           or send signed written instructions. You also
                      may place an exchange order online. See the policies above for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need
                      to return them to the Fund before your
                      exchange can be processed. (Please see page 17 for information on exchanges.)
----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                         ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock
Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You can also review these documents online at franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753    (around-the-clock access)
(automated)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You can also view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-2781                              104 PA 01/01






                                     PART B
                             TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND
                                 CLASS A, B & C






TEMPLETON FUNDS, INC.

TEMPLETON FOREIGN FUND
TEMPLETON WORLD FUND

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2001
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. Each Fund's prospectus, dated January 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended August 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call
1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies                        2
Risks                                      6
Officers and Directors                    10
Management and Other Services             13
Portfolio Transactions                    14
Distributions and Taxes                   15
Organization, Voting Rights
 and Principal Holders                    17
Buying and Selling Shares                 18
Pricing Shares                            24
The Underwriter                           25
Performance                               27
Miscellaneous Information                 29
Description of Ratings                    30

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOAL AND STRATEGIES
-------------------------------------------------------------------------------

Each Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

World Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments located anywhere in the world, including emerging markets. The Fund may invest without percentage limitation in domestic or foreign securities.

Foreign Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

Each Fund's principal investments are in equity securities, including common and preferred stocks. They also invest in American, European and Global Depositary Receipts. Depending upon current market conditions, each invests a portion of its assets in rated and unrated debt securities.

Each Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. Each Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. Each may invest any amount of its assets in U.S. government securities. Each may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Each may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Below is a description of the various types of securities the Funds may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Each Fund may buy debt securities that are rated Caa by Moody's Investors Service, Inc. (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that it determines to be of comparable quality. See "Investment restrictions" for further limitations with respect to the Funds' investments in debt securities.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Funds' assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, each Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds' restrictions on investments in illiquid securities.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. Each Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES To generate additional income, World Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the World Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

STOCK INDEX FUTURES CONTRACTS Changes in interest rates, securities prices or foreign currency valuations may affect the value of the Fund's investments. Although World Fund has the authority to invest up to 20% of its total assets buying and selling stock index futures contracts traded on a recognized stock exchange or board of trade, it does not currently intend to enter into such transaction.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index (S&P 500 Index) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time World Fund buys a stock index futures contract, an amount of cash, U.S. government securities, highly liquid debt securities or other pledge (including equity securities) equal to the market value of the contract will be deposited in a segregated account with World Fund's custodian. When selling a stock index futures contract, World Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's custodian).

SECURITIES INDEX OPTIONS Although World Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on Nasdaq, it does not currently intend to enter into such transactions. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The Fund may only buy options if the total premiums it paid for such options are 5% or less of its total assets.

World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the countries where a Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and
(4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The World Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Although the Fund generally invests in common stock, it may also investment in preferred stocks and certain debt securities (which may include structured investments, as described under "Goal and Strategies - Structured investments"), rated or unrated, such as convertible bonds and bonds selling at a discount. Under normal market conditions, each Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.

The Foreign Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies outside the U.S. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, each Fund may not:

1. Invest in real estate or mortgages on real estate (although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the Funds' manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Funds may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, neither Fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of a Fund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

7. Invest more than 5% of the value of a Fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of a Fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of a Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a Fund may not be able to dispose of its holdings in these securities at the current market price.

10. Invest more than 25% of a Fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Funds, other clients and/or other mutual funds within Franklin Templeton Investments.)

Each Fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval. Each Fund may not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).

Each Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Funds own, the Funds may receive stock, real estate, or other investments that the Funds would not, or could not, buy. If this happens, the Funds intend to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either Fund from buying securities pursuant to subscription rights distributed to either Fund by any issuer of securities held at the time in its portfolio, as long as such purchase is not contrary to either Fund's status as a diversified investment company under the 1940 Act.

RISKS
-------------------------------------------------------------------------------

FOREIGN SECURITIES Each Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although each Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

CURRENCY Each Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the Funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of either Fund.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

INTEREST RATE To the extent each Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. These securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Each Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of each Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery.

The Funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, each Fund must distribute substantially all of its income to shareholders. Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the World Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

Some of the risks involved in stock index futures transactions relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to buy or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon the managers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

Templeton Funds, Inc. (Company) has a board of directors. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Company, and principal occupations during the past five years are shown below.

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Nicholas F. Brady (70)
16 North Washington Street, Easton, MD 21601
DIRECTOR

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Andrew H. Hines, Jr. (77)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
DIRECTOR

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and former director of various of its subsidiaries.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Betty P. Krahmer (71)
2201 Kentmere Parkway, Wilmington, DE 19806
DIRECTOR

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Fred R. Millsaps (71)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Jeffrey A. Everett (36)
P.O. Box N-7759, Lyford Cay, Nassau, Bahamas
PRESIDENT

Executive Vice President, Portfolio Management, Templeton Global Advisors Limited; officer of some of the other investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

John R. Kay (60)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Bruce S. Rosenberg (39)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER

Vice President, Franklin Templeton Services, Inc., and officer of 19 of the investment companies in Franklin Templeton Investments, and FORMERLY, Senior Manager-Fund Accounting, Templeton Global Investors, Inc.(1995-1996).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by Franklin Templeton Investments.

                                                        NUMBER OF
                                       TOTAL FEES       BOARDS IN
                     TOTAL FEES      RECEIVED FROM      FRANKLIN
                      RECEIVED         FRANKLIN         TEMPLETON
                      FROM THE        TEMPLETON        INVESTMENTS
                      COMPANY/1       INVESTMENTS/2    ON  WHICH
NAME                    ($)             ($)          EACH SERVES/3
----------------------------------------------------------------------
Harris J. Ashton         33,000          359,404            48
Nicholas F. Brady        33,000          128,400            18
S. Joseph Fortunato      33,000          359,629            50
John Wm. Galbraith4      36,257          140,600             0
Andrew H. Hines, Jr.     36,072          199,100            19
Betty P. Krahmer         33,000          136,000            18
Gordon S. Macklin        33,000          359,504            48
Fred R. Millsaps         35,546          199,100            19

1. For the fiscal year ended August 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.
4. Resigned December 31, 2000.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Templeton Global Advisors Limited. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the Funds from outside the U.S.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the value of net assets up to and including $200 million;
o 0.675% of the value of net assets over $200 million and up to and including $1.3 billion; and
o 0.60% of the value of net assets over $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Funds paid the following management fees:

                          MANAGEMENT FEES PAID ($)
----------------------------------------------------------------------
                   2000             1999             1998
----------------------------------------------------------------------
Foreign Fund       81,392,086       75,133,698       96,508,519
World Fund         59,214,552       55,762,639       57,704,400

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Funds' combined average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Company paid the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2000                 17,869,580
 1999                 16,655,792
 1998                 19,570,686

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in each Fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the last three fiscal years ended August 31, the Funds paid the following brokerage commissions:

                          BROKERAGE COMMISSIONS ($)
-------------------------------------------------------------------------------
                     2000           1999            1998
-------------------------------------------------------------------------------
Foreign Fund         24,215,454     20,951,622      34,773,217
World Fund           14,838,350     12,750,253      13,950,298

For the fiscal year ended August 31, 2000, the Foreign Fund paid brokerage commissions of $20,238,019 from aggregate portfolio transactions of $9,393,931,140 to brokers who provided research services. For the fiscal year ended August 31, 2000, the World Fund paid brokerage commissions of $13,561,339 from aggregate portfolio transactions of $6,757,656,155 to brokers who provided research services.

As of August 31, 2000, the Foreign Fund owned securities issued by HSBC Holdings PLC and Deutsche Bank AG valued in the aggregate at $306,189,000 and $134,695,000, respectively. As of August 31, 2000, the World Fund owned securities issued by Merrill Lynch & Co. Inc., Morgan Stanley Dean Witter & Co. and Hong Kong & Shanghai Bank valued in the aggregate at $220,067,000, $266,835,000 and $64,894,000, respectively. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require each Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS   Beginning in the year 2001 for
shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

PASS-THROUGH OF FOREIGN TAX CREDITS A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o  100% of any undistributed amounts from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market on January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares on January 2, 2001, and to restart your holding period in the shares on this date.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that a portion of the dividends paid by your Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount and timing of income distributed to you. For example, if a Fund is allowed to invest in option or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

Each Fund may also invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

PFIC SECURITIES Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). Each Fund intends to mark-to-market these securities, and recognize any gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that each Fund is required to distribute, even though it has not sold the securities.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.

Foreign Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. World Fund currently offers three classes of shares, Class A, Class B and Class C. The Funds began offering Class B shares on January 1, 1999. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Templeton Foreign Fund - Class A
o Templeton Foreign Fund - Class B
o Templeton Foreign Fund - Class C
o Templeton Foreign Fund - Advisor Class
o Templeton World Fund - Class A
o Templeton World Fund - Class B
o Templeton World Fund - Class C

Shares of each class represent proportionate interests in a Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 1, 2000, the principal shareholders of the Foreign Fund, beneficial or of record, were:

                                                              PERCENTAGE
NAME AND ADDRESS                          SHARE CLASS             (%)
-------------------------------------------------------------------------------

Fidelity Investments Institutional        Class A                 6.70
Operations Co. FIIOC as Agent For
Certain Employee Benefit Accounts
100 Magellan Way KWIC
Covington, KY  41015-1987

First American Trust Co.                  Advisor Class          17.49
Reinvestment Managed Omnibus
421 N. Main Street
Santa Ana, CA  92701-4617

FT Fund Allocator                         Advisor Class           6.18
Growth Target Fund
C/O Fund Accounting Dept.
1810 Gateway Drive 3rd Floor
San Mateo, CA  94404-2470

FTB&T Trustee for ValuSelect              Advisor Class           6.24
Franklin Templeton 401K
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of the Company, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund.
In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Foreign Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the World Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of December 1, 2000, the officers and board members, as a group, owned of record and beneficially 6.51% of Foreign Fund - Advisor Class, and less than 1% of the outstanding shares of the other Fund and classes.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of a Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                     SALES CHARGE (%)
-------------------------------------------------------------------------------
Under $30,000                                            3.0
$30,000 but less than $50,000                            2.5
$50,000 but less than $100,000                           2.0
$100,000 but less than $200,000                          1.5
$200,000 but less than $400,000                          1.0
$400,000 or more                                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN         THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM              YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

The World Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the World Fund holds is its last sale price on the relevant exchange before the World Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the World Fund values options within the range of the current closing bid and ask prices if the World Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Funds' NAVs are not calculated. Thus, the calculation of the Funds' NAVs does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares throughout the world, except in Hong Kong and other parts of Asia. Templeton Franklin Investment Services (Asia) Limited (Templeton Investment Services) acts as the principal underwriter in Hong Kong and other parts of Asia. The terms of the underwriting agreement between the Funds and the foreign underwriter are substantially similar to those of the agreement with Distributors. In addition to the compensation listed in the following tables, each of the underwriters may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below.

DISTRIBUTORS is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                      AMOUNT
                                                    RECEIVED IN
                                                     CONNECTION
                                                       WITH
                       TOTAL          AMOUNT          REDEMPTIONS
                     COMMISSIONS    RETAINED BY        AND
                     RECEIVED       DISTRIBUTORS    REPURCHASES
                       ($)             ($)             ($)
-------------------------------------------------------------------------------
2000
Foreign Fund          5,858,158       942,284       471,344
World Fund            4,372,168     1,022,447       317,796

1999
Foreign Fund          7,711,844      229,164        791,580
World Fund            5,746,354      845,976        318,554

1998
Foreign Fund         29,806,258        63,246       784,591
World Fund           19,623,516     2,520,423       208,313

Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

TEMPLETON INVESTMENT SERVICES is located at 2701 Shui On Centre, Hong Kong. The table below shows the aggregate underwriting commissions Templeton Investment Services received in connection with the offering of each Fund's shares, the net underwriting discounts and commissions Templeton Investment Services retained after allowances to dealers, and the amounts Templeton Investment Services received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                       AMOUNT
                                                     RECEIVED IN
                                      AMOUNT          CONNECTION
                                    RETAINED BY        WITH
                        TOTAL        TEMPLETON       REDEMPTIONS
                     COMMISSIONS    INVESTMENT         AND
                     RECEIVED       SERVICES        REPURCHASES
                       ($)            ($)              ($)
-------------------------------------------------------------------------------
2000
Foreign Fund             78            13           0
World Fund              115            15           0

1999
Foreign Fund            885           147           0
World Fund              460            60           0

1998
Foreign Fund          1,229           245           0
World Fund           12,399         2,459           0

Except as noted, Templeton Investment Services received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, a Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLANS. Each Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plans are reimbursement plans. They allow the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one quarter, however, may be reimbursed in future quarters or years. This includes expenses not reimbursed because they had exceeded the applicable limit under the plan. As of August 31, 2000, expenses under the Foreign Fund plan that may be reimbursable in future quarters or years totaled $15,389,251, or 0.13% of Class A's net assets. As of August 31, 2000, expenses under the World Fund plan that may be reimbursable in future quarters or years totaled $925,855, or 0.01% of Class A's net assets.

For the fiscal year ended August 31, 2000, the amounts paid by the Funds pursuant to the plans were:

                                  FOREIGN FUND    WORLD FUND
                                       ($)           ($)
---------------------------------------------------------------
Advertising                          689,425     1,350,677
Printing and mailing                 107,242       183,151
prospectuses
  other than to current
shareholders
Payments to underwriters             210,552       353,202
Payments to broker-dealers        28,003,236    19,129,587
Other                              1,212,083     2,060,173
                                  ==========================
Total                             30,222,538    23,076,790


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

THE CLASS B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of a Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

The Class B and C plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended August 31, 2000, were:

                                  FOREIGN FUND    WORLD FUND
                                       ($)           ($)
---------------------------------------------------------------
Advertising                         7,199         3,539
Printing and mailing                  213            81
prospectuses
  other than to current
shareholders
Payments to underwriters            4,449         2,169
Payments to broker-dealers        327,214       153,069
Other                               6,679         3,338
                                  ----------------------
Total                             345,754       162,196
                                  ======================


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended August 31, 2000, were:

                                  FOREIGN FUND    WORLD FUND
                                       ($)           ($)
---------------------------------------------------------------
Advertising                          217,201       74,266
Printing and mailing                  28,691        5,987
prospectuses
  other than to current
shareholders
Payments to underwriters              68,277       25,170
Payments to broker-dealers        11,488,396    4,058,560
Other                                182,310       79,165
                                  -------------------------
Total                             11,984,875    4,243,148
                                  =========================


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns for the indicated periods ended August 31, 2000, were:

CLASS A              1 YEAR (%)     5 YEARS (%)    10 YEARS (%)
-------------------------------------------------------------------------------
Foreign Fund         -1.23           8.53            9.41
World Fund            7.04          13.98           14.36

                                                      SINCE
                                                    INCEPTION
CLASS B                             1 YEAR (%)     (1/1/99) (%)
-------------------------------------------------------------------------------
Foreign Fund                         -0.01          14.49
World Fund                            8.76          13.65

                                                      SINCE
                                                    INCEPTION
CLASS C              1 YEAR (%)     5 YEARS (%)    (5/1/95) (%)
-------------------------------------------------------------------------------
Foreign Fund          1.95           8.78            9.17
World Fund           10.65          14.21           15.05

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =   a hypothetical initial payment of $1,000
T  =   average annual total return
n  =   number of years
ERV  =   ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2000, were:

CLASS A              1 YEAR (%)     5 YEARS (%)    10 YEARS (%)
-------------------------------------------------------------------------------
Foreign Fund         -1.23          50.58           145.76
World Fund            7.04          92.37           282.55

                                     SINCE
                                    INCEPTION
CLASS B              1 YEAR (%)    (1/1/99) (%)
-------------------------------------------------------------------------------
Foreign Fund         -0.01           25.28
World Fund            8.76           23.76

                                                      SINCE
                                                    INCEPTION
CLASS C              1 YEAR (%)     5 YEARS (%)     (5/1/95) (%)
-------------------------------------------------------------------------------
Foreign Fund          1.95          52.34            59.76
World Fund           10.65          94.34           111.37

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts, Morgan Stanley Capital International World Index and Morgan Stanley Capital International Europe Austalasia Far East (EAFE(R)) Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Funds' financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






                                     PART B
                             TEMPLETON FOREIGN FUND
                               ADVISOR CLASS SAI





TEMPLETON FOREIGN FUND

TEMPLETON FUNDS, INC.

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2001
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies                        2
Risks                                      5
Officers and Directors                     8
Management and Other Services             11
Portfolio Transactions                    12
Distributions and Taxes                   13
Organization, Voting Rights
 and  Principal Holders                   15
Buying and Selling Shares                 16
Pricing Shares                            18
The Underwriter                           19
Performance                               19
Miscellaneous Information                 21
Description of Ratings                    21

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



GOAL AND STRATEGIES
-------------------------------------------------------------------------------

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

The Fund's principal investments are in equity securities, including common and preferred stocks. It also invests in American, European and Global Depositary Receipts. Depending upon current market conditions, it invests a portion of its assets in rated and unrated debt securities.

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. The Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The Fund may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Below is a description of the various types of securities the Fund may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated Caa by Moody's Investors Service, Inc. (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that it determines to be of comparable quality. See "Investment restrictions" for further limitations with respect to the Fund's investments in debt securities.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, its credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and
(4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

INVESTMENT RESTRICTIONS The Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies outside the U.S. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, the Fund may not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the Fund's manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, the Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of the Fund.

7. Invest more than 5% of the value of the Fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of the Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the Fund may not be able to dispose of its holdings in these securities at the current market price.

10. Invest more than 25% of the Fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within Franklin Templeton Investments.)

The Fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval. The Fund may not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit the Fund from buying securities pursuant to subscription rights distributed to the Fund by any issuer of securities held at the time in its portfolio, as long as such purchase is not contrary to the Fund's status as a diversified investment company under the 1940 Act.

RISKS
-------------------------------------------------------------------------------

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

CURRENCY The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

INTEREST RATE To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. These securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

Templeton Funds, Inc. (Company) has a board of directors. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Company, and principal occupations during the past five years are shown below.

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Nicholas F. Brady (70)
16 North Washington Street, Easton, MD 21601
DIRECTOR

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Andrew H. Hines, Jr. (77)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
DIRECTOR

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and former director of various of its subsidiaries.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Betty P. Krahmer (71)
2201 Kentmere Parkway, Wilmington, DE 19806
DIRECTOR

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Fred R. Millsaps (71)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Jeffrey A. Everett (36)
P.O. Box N-7759, Lyford Cay, Nassau, Bahamas
PRESIDENT

Executive Vice President, Portfolio Management, Templeton Global Advisors Limited; officer of some of the other investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

John R. Kay (60)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Bruce S. Rosenberg (39)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER

Vice President, Franklin Templeton Services, Inc., and officer of 19 of the investment companies in Franklin Templeton Investments, and FORMERLY, Senior Manager-Fund Accounting, Templeton Global Investors, Inc.(1995-1996).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by Franklin Templeton Investments.

                                                          NUMBER OF
                                       TOTAL FEES          BOARDS IN
                        TOTAL FEES    RECEIVED FROM        FRANKLIN
                         RECEIVED       FRANKLIN          TEMPLETON
                         FROM THE       TEMPLETON        INVESTMENTS ON
                       THE COMPANY/1   INVESTMENTS/2      WHICH EACH
NAME                        ($)               ($)          SERVES/3
----------------------------------------------------------------------
Harris J. Ashton         33,000          359,404            48
Nicholas F. Brady        33,000          128,400            18
S. Joseph Fortunato      33,000          359,629            50
John Wm. Galbraith4      36,257          140,600            18
Andrew H. Hines, Jr.     36,072          199,100            19
Betty P. Krahmer         33,000          136,000            18
Gordon S. Macklin        33,000          359,504            48
Fred R. Millsaps         35,546          199,100            19

1. For the fiscal year ended August 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.
4. Resigned December 31, 2000.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Templeton Global Advisors Limited. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the Fund from outside the U.S.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the value of net assets up to and including $200 million;
o 0.675% of the value of net assets over $200 million and up to and including $1.3 billion; and
o 0.60% of the value of net assets over $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:

                     MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------------
2000                      81,392,086
1999                      75,133,698
1998                      96,508,519

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Foreign Fund's and Templeton World Fund's combined average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Company paid the following administration fees:

                     ADMINISTRATION
                     FEES PAID ($)
-------------------------------------------------------------------------------
2000                 17,869,580
1999                 16,655,792
1998                 19,570,686

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

                    BROKERAGE COMMISSIONS ($)
-------------------------------------------------------------------------------
2000                 24,215,454
1999                 20,951,622
1998                 34,773,217

For the fiscal year ended August 31, 2000, the Fund paid brokerage commissions of $20,238,019 from aggregate portfolio transactions of $9,393,931,140 to brokers who provided research services.

As of August 31, 2000, the Fund owned securities issued by HSBC Holdings PLC and Deutsche Bank AG valued in the aggregate at $306,189,000 and $134,695,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS   Beginning in the year 2001 for
shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

PASS-THROUGH OF FOREIGN TAX CREDITS The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o   100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market on January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares on January 2, 2001, and to restart your holding period in the shares on this date.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, it is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by the Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount and timing of income distributed to you. For example, if the Fund is allowed to invest in option or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

The Fund may also invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

PFIC SECURITIES The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). The Fund intends to mark-to-market these securities, and recognize any gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund began offering Class B shares on January 1, 1999. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Templeton Foreign Fund - Class A
o Templeton Foreign Fund - Class B
o Templeton Foreign Fund - Class C
o Templeton Foreign Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 1, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                        SHARE CLASS     PERCENTAGE (%)
--------------------------------------------------------------------

Fidelity Investments Institutional      Class A         6.70
Operations Co. FIIOC as Agent For
Certain Employee Benefit Accounts
100 Magellan Way KWIC
Covington, KY  41015-1987

First American Trust Co.                 Advisor Class   17.49
Reinvestment Managed Omnibus
421 N. Main Street
Santa Ana, CA  92701-4617

FT Fund Allocator                        Advisor Class   6.18
Growth Target Fund
C/O Fund Accounting Dept.
1810 Gateway Drive 3rd Floor
San Mateo, CA  94404-2470

FTB&T Trustee for ValuSelect              Advisor Class   6.24
Franklin Templeton 401K
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA  95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of the Company, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Foreign Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 1, 2000, the officers and board members, as a group, owned of record and beneficially 6.51% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund's other classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended August 31, 2000, were:

                     1 YEAR (%)     5 YEARS (%)     10 YEARS (%)
-------------------------------------------------------------------------------
Advisor Class        5.03           10.21           10.25

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2000, were:


                     1 YEAR (%)     5 YEARS (%)     10 YEARS (%)
-------------------------------------------------------------------------------
Advisor Class        5.03           62.63           165.35

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International Europe Australasia Far East Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Fund's financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.







                              TEMPLETON FUNDS, INC.
                         File Nos. 2-60067 and 811-2781

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(A)  ARTICLES OF INCORPORATION

      (i) Restated Articles of Incorporation/2/

     (ii) Articles of Amendment dated October 24, 1990/2/

    (iii) Articles Supplementary dated October 16, 1993/2/

     (iv) Articles of Amendment dated February 16, 1994/2/

      (v) Articles Supplementary dated April 13, 1995/1/

     (vi) Articles of Amendment dated April 17, 1995/1/

    (vii) Articles Supplementary dated October 25, 1995/2/

   (viii) Articles Supplementary dated December 27, 1996/4/

     (ix) Articles Supplementary dated April 10, 1997/6/

      (x) Articles of Amendment dated December 23, 1998/7/

     (xi) Articles Supplementary dated December 23, 1998/7/

(B) BY-LAWS

    (i) Amended and Restated By-Laws of Templeton Funds, Inc. dated October 19, 1996/3/

(C)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

     Not Applicable

(D)  INVESTMENT ADVISORY CONTRACTS

     (i) Amended and Restated Management Agreement between Templeton World Fund and Templeton Galbraith and Hansberger Ltd. dated December 6, 1994/1/

    (ii) Amended and Restated Management Agreement between Templeton Foreign Fund and Templeton Galbraith and Hansberger Ltd. dated December 6, 1994/1/

(E)  UNDERWRITING CONTRACTS

     (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc., dated April 1, 1999

    (ii) Form of Dealer Agreement between Registrant and Franklin/Templeton Distributors, Inc. and Securities Dealers/6/

   (iii)  Amendment of Dealer Agreement dated May 15, 1998/6/

    (iv) Non-Exclusive Underwriting Agreement between the Registrant and Templeton Franklin Investment Services (Asia) Limited dated September 18, 1995/5/

(F)  BONUS OR PROFIT SHARING CONTRACTS

     Not applicable

(G)  CUSTODIAN AGREEMENTS

     (i) Restated Custody Agreement between Registrant on behalf of Templeton World Fund and The Chase Manhattan Bank dated February 11, 1986/2/

    (ii) Restated Custody Agreement between Registrant on behalf of Templeton Foreign Fund and The Chase Manhattan Bank dated February 11, 1986/2/

   (iii)  Amendment dated March 3, 1998 to the Custody Agreement/6/

    (iv)  Amendment No. 2 dated July 23, 1998 to the Custody Agreement/6/

(H)  OTHER MATERIAL CONTRACTS

     (i) Fund Administration Agreement between the Registrant and Franklin Templeton Services, Inc. dated June 1, 1997/5/

    (ii) Amended and Restated Transfer Agent Agreement between the Registrant and Franklin/Templeton Investor Services Inc., dated July 1, 1996/5/
   (iii) Sub-Transfer Agent Agreement between the Registrant, Templeton Funds Trust Company and The Shareholder Services Group, Inc. dated March 1, 1992/2/

    (iv) Sub-Accounting Services Agreement between the Registrant, Templeton Funds Trust Company, Financial Data Services, Inc., and Merrill Lynch, Pierce, Fenner and Smith Inc. dated May 1, 1991/2/

     (v) Sub-Transfer Agent Agreement between the Registrant on behalf of Templeton Foreign Fund and Fidelity Investments Institutional Operations Company dated July 1, 1993/2/

    (vi) Shareholder Services Agreement between Franklin/Templeton Investor Services, Inc. and Templeton Franklin Investment Services, Limited dated September 18, 1995/5/

(I)  LEGAL OPINION

     (i)  Opinion and consent of counsel dated October 27, 1998/6/

(J)  OTHER OPINIONS

      (i) Consent of Independent Auditors, PricewaterhouseCoopers LLP


(K)  OMITTED FINANCIAL STATEMENTS

     Not applicable

(L)  INITIAL CAPITAL AGREEMENTS

     (i)  Letter of Understanding dated April 28, 1995/1/

(M)  RULE 12B-1 PLAN

     (i) Templeton World Fund Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1995/1/

    (ii) Templeton World Fund Class II Distribution Plan pursuant to Rule 12b-1 dated May 1, 1995/1/

   (iii) Templeton Foreign Fund Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1995/1/

    (iv) Templeton Foreign Fund Class II Distribution Plan pursuant to Rule 12b-1 dated May 1, 1995/1/

     (v)  Class B Distribution Plan/8/

(N)  RULE 18F-3 PLAN

     (i)  Multiple Class Plan, Templeton Foreign Fund /8/

    (ii)  Multiple Class Plan, Templeton World Fund /8/

(P)  CODE OF ETHICS

(Q)  POWER OF ATTORNEY

     (i)  Power of Attorney dated November 28, 2000

    (ii)  Certificate of Secretary/8/


-----------------------------------
1. Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on April 28, 1995

2. Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on December 29, 1995

3. Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on December 27, 1996

4. Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on December 31, 1996

5. Previously filed with Post-Effective Amendment No. 30 to the Registration Statement on December 24, 1997

6. Previously filed with Post-Effective Amendment No. 31 to the Registration Statement on October 29, 1998

7. Previously filed with Post-Effective Amendment No. 32 to the Registration Statement on December 29, 1998

8. Previously filed with Post-Effective Amendment No. 33 to the Registration Statement on December 29, 1999


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         None

ITEM 25. INDEMNIFICATION

     All officers, directors, employees and agents of the Registrant are to be indemnified to the fullest extent permitted by law for any liabilities of any nature whatsoever incurred in connection with the affairs of the Registrant, except in cases where willful misfeasance, bad faith, gross negligence or reckless disregard of duties to the Registrant are established. See Article 5.1 of the By-Laws of the Registrant, filed as Exhibit B to the Registration Statement, which is incorporated herein by reference, for a more complete description of matters relating to indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's investment manager (SEC File 801-42343), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a)(1) Franklin Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

          Templeton Capital Accumulator Fund, Inc.
          Templeton Developing Markets Trust
          Templeton Global Investment Trust
          Templeton Global Opportunities Trust
          Templeton Global Smaller Companies Fund, Inc.
          Templeton Growth Fund, Inc.
          Templeton Income Trust
          Templeton Institutional Funds, Inc.

          Franklin Asset Allocation Fund
          Franklin California Tax-Free Income Fund, Inc.
          Franklin California Tax-Free Trust
          Franklin Custodian Funds, Inc.
          Franklin Federal Money Fund
          Franklin Federal Tax-Free Income Fund
          Franklin Floating Rate Master Trust
          Franklin Floating Rate Trust
          Franklin Gold and Precious Metals Fund
          Franklin Growth and Income Fund
          Franklin High Income Trust
          Franklin Investors Securities Trust
          Franklin Managed Trust
          Franklin Money Fund
          Franklin Mutual Series Fund Inc.
          Franklin Municipal Securities Trust
          Franklin New York Tax-Free Income Fund
          Franklin New York Tax-Free Trust
          Franklin Real Estate Securities Trust
          Franklin Strategic Mortgage Portfolio
          Franklin Strategic Series
          Franklin Tax-Exempt Money Fund
          Franklin Tax-Free Trust
          Franklin Templeton Fund Allocator Series
          Franklin Templeton Global Trust
          Franklin Templeton International Trust
          Franklin Templeton Money Fund Trust
          Franklin Templeton Variable Insurance Products Trust
                    Franklin Value Investors Trust
          Institutional Fiduciary Trust

     (a)(2) Templeton/Franklin Investment Services (Asia) Limited also acts as principal underwriter of shares of:

          Templeton Growth Fund, Inc.

     (b)(1) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

     (b)(2) The directors and officers of Templeton/Franklin Investment Services (Asia) Limited are as follows:



                              POSITIONS AND                POSITIONS AND
                              OFFICES WITH                 OFFICES WITH
       NAME                   UNDERWRITER                  REGISTRANT
---------------------- ----------------------------- -------------------------
Charles E. Johnson            Director                      Vice President
Gregory E. McGowan            Director                      None
Alan Lam                      Director                      None
J. Mark Mobius                Director                      None
Michael G. Reed               Director                      None
Tom Wu                        Director                      None


     (c)(1) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

     (c)(2) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Certain accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31 (a) of the Investment Company Act and the rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin/Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29. MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

     Not applicable




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940,as amended, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of December, 2000.

                                              TEMPLETON FUNDS, INC.
                                                  (Registrant)

                                              By: /s/DAVID P. GOSS
                                                 ----------------------------
                                                  David P/ Goss
                                                  Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


MARK G. HOLOWESKO
-----------------------                 Principal Executive Officer
Mark G. Holowesko*                      Dated: December 29, 2000


BRUCE S. ROSENBERG                      Principal Financial and
-----------------------                 Accounting Officer
Bruce S. Rosenberg*                      Dated: December 29, 2000



BETTY P. KRAHMER
-----------------------                 Director
Betty P. Krahmer*                       Dated: December 29, 2000



HARRIS J. ASHTON
-----------------------                 Director
Harris J. Ashton*                       Dated: December 29, 2000



S. JOSEPH FORTUNATO
-----------------------                 Director
S. Joseph Fortunato*                    Dated: December 29, 2000



RUPERT H. JOHNSON, JR.
-----------------------                 Director and Vice President
Rupert H. Johnson, Jr.*                 Dated: December 29, 2000



CHARLES B. JOHNSON                      Director, Chairman and
-----------------------                 Vice President
Charles B. Johnson*                     Dated: December 29, 2000



FRED R. MILLSAPS
-----------------------                 Director
Fred R. Millsaps*                       Dated: December 29, 2000



JOHN WM. GALBRAITH
-----------------------                 Director
John Wm. Galbraith*                     Dated: December 29, 2000



GORDON S. MACKLIN
-----------------------                 Director
Gordon S. Macklin*                      Dated: December 29, 2000



ANDREW H. HINES, JR.
-----------------------                 Director
Andrew H. Hines, Jr.*                   Dated: December 29, 2000



NICHOLAS F. BRADY
-----------------------                 Director
Nicholas F. Brady*                      Dated: December 29, 2000




*By:/s/DAVID P. GOSS
    -------------------
    David P. Goss
    Attorney-in-Fact
   (Pursuant to Power of Attorney filed herewith)








                              TEMPLETON FUNDS, INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


      EXHIBIT NUMBER                     DESCRIPTION                                    LOCATION
---------------------------------------------------------------------------------------------------------

EX-99.(a)(i)                 Restated Articles of Incorporation                            *

EX-99.(a)(ii)                Articles of Amendment dated October 24, 1990                  *

EX-99.(a)(iii)               Articles Supplementary dated October 16, 1993                 *

EX-99.(a)(iv)                Articles of Amendment dated February 16, 1994                 *

EX-99.(a)(v)                 Articles Supplementary dated April 13, 1995                   *

EX-99.(a)(vi)                Articles of Amendment dated April 17, 1995                    *

EX-99.(a)(vii)               Articles Supplementary dated October 25, 1995                 *

EX-99.(a)(viii)              Articles Supplementary dated December 27, 1996                *

EX-99.(a)(ix)                Articles Supplementary dated April 10, 1996                   *

EX-99.(a)(x)                 Articles of Amendment dated December 23, 1998                 *

EX-99.(a)(xi)                Articles Supplementary dated December 23, 1998                *

EX-99.(b)(i)                 Amended and restated By-Laws dated October 19, 1996           *

EX-99.(d)(i)                 Investment Management Agreement between Templeton World       *
                             Fund and Templeton Galbraith & Hansberger Ltd. amended
                             and restated December 6, 1994

EX-99.(d)(ii)                Investment Management Agreement between Templeton Foreign     *
                             Fund and Templeton Galbraith & Hansberger Ltd. amended
                             and restated December 6, 1994

EX-99.(e)(i)                 Amended and restated Distribution Agreement dated April 1,    Attached
                             1999

EX-99.(e)(ii)                Form of Dealer Agreement between Registrant and Franklin
                             Templeton Distributors, Inc. and Securities Dealers           *


EX-99.(e)(iii)               Amendment of Dealer Agreement dated May 15, 1998              *

EX-99.(e)(iv)                Non-Exclusive Underwriting Agreement between the Registrant   *
                             and Templeton Franklin Investment Services (Asia) Limited
                             dated September 18, 1995

EX-99.(g)(i)                 Restated Custody Agreement on behalf of Templeton World       *
                             Fund dated February 11, 1986

EX-99.(g)(ii)                Restated Custody Agreement on behalf of Templeton Foreign     *
                             Fund dated  February 11, 1986

EX-99.(g)(iii)               Amendment dated March 2, 1998 to the Custody Agreement        *

EX-99.(g)(iv)                Amendment No.2 dated July 23, 1998 to the Custody Agreement   *

EX-99.(h)(i)                 Fund Administration Agreement dated June 1, 1997              *

EX-99.(h)(ii)                Amended and restated Transfer Agent Agreement dated
                             July 1, 1996                                                  *

EX-99.(h)(iii)               Sub-Transfer Agent Agreement between the Registrant,          *
                             Templeton Funds Trust Company and The Shareholder Services
                             Group, Inc. dated March 1, 1992

EX-99.(h)(iv)                Sub-Accounting Services Agreement between the Registrant,     *
                             Templeton Funds Trust Company, Financial Data Services,
                             Inc. and Merrill Lynch, Pierce, Fenner and Smith Inc.
                             dated May 1, 1991

EX-99.(h)(v)                 Sub-Transfer Agent Agreement between the Registrant on        *
                             behalf of Templeton Foreign Fund, and Fidelity Investments
                             Institutional Operations Company dated July 1, 1993

EX-99.(h)(vi)                Shareholder Services Agreement between Franklin/Templeton     *
                             Investor Services, Inc. and Templeton Franklin Investment
                             Services, Limited dated September 18, 1995

EX-99.(i)(i)                 Opinion and Consent Counsel                                   *

EX-99.(j)(i)                 Consent of Independent Auditors                              Attached

EX-99.(l)(i)                 Letter of Understanding dated April 28, 1995                  *

EX-99.(m)(i)                 Plan of Distribution pursuant to Rule 12b-1 Plan dated        *
                             May 1, 1995 - Templeton World Fund

EX-99.(m)(ii)                Class C - Plan of Distribution pursuant to Rule 12b-1         *
                             Plan dated May 1, 1995 - Templeton World Fund

EX-99.(m)(iii)               Plan of Distribution pursuant to Rule 12b-1 Plan dated        *
                             May 1, 1995 - Templeton Foreign Fund

EX-99.(m)(iv)                Class C - Plan of Distribution pursuant to Rule 12b-1         *
                             Plan dated May 1, 1995 - Templeton Foreign Fund

EX-99.(m)(v)                 Class B Distribution Plan                                     *

EX-99.(n)(i)                 Multiple Class Plan- Templeton Foreign Fund - Advisor Class   *

EX-99.(n)(ii)                Class B Multiple Class Plan- Templeton Foreign Fund           *

EX-99.(n)(iii)               Class B Multiple Class Plan- Templeton World Fund             *

EX-99.(p)                    Code of Ethics                                                Attached

EX-99.(q)(i)                 Power of Attorney dated November 28, 2000                     Attached

EX-99.(q)(ii)                Certificate of Secretary                                      *

* Incorporated by reference.